Dreyfus U.S. Treasury

Short Term Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus U.S. Treasury  Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Short Term Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Short Term Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus U.S. Treasury Short Term Fund produced a total return of 0.42%,(1) including share price changes and dividend income generated, compared to the Merrill Lynch Governments, U.S. Treasury Short-Term Index, the fund's benchmark, which had a return of 1.17%.(2) During the period, the fund paid a dividend of approximately $0.422 per share, representing an annualized distribution rate per share of 5.91%.(3)

We attribute our performance to a generally unfavorable market environment for U.S. Treasury securities over the past six months. As global economies began to show signs of improvement from the financial crisis that occurred before the reporting period began, investors became more inclined to move away from the " safe haven" provided by U.S. Treasuries. Instead, they seemed to prefer investing in securities that carried greater risks but also had the ability to earn higher yields.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is composed primarily of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States government, its agencies or instrumentalities. The fund may also enter into
repurchase   agreements  with  securities  dealers  that  are  backed  by  U.S.
Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are considered to rank among the highest-credit-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety for the portfolio. Of
course,    the    market   value   of   the   fund'  s   portfolio    The   Fun



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted
maturity    of    between    two    and    three    years.

What other factors influenced the fund's performance?

When the Federal Reserve Board cut key short-term interest rates last fall, just before the six-month reporting period began, they were concerned about economic weakness in overseas markets. Many fixed-income investors had flocked to the safe haven of U.S. Treasury securities because of these economic concerns.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in the first quarter of 1999 that troubled economies in Japan and Southeast Asia had begun to recover. Because investors were reassured that the worst was over, they shifted their assets away from U.S. Treasuries and into riskier securities that offered higher potential returns. This exodus caused U.S. Treasury securities to substantially underperform other types of fixed-income securities

A continuation of robust U.S. economic growth during the second quarter of 1999 caused additional deterioration of Treasury securities prices when investors became concerned that the Federal Reserve might reverse course and raise key short-term interest rates to fight inflation. By the time the Federal Reserve actually implemented modestly higher interest rates on June 30, investors had already translated their expectations into lower prices on U.S. Treasury securities.

What is the fund's current strategy?

To earn as much yield as possible from our holdings, we purchased off-the-run (" OTR") Treasuries, which are Treasury securities that were issued prior to the most recent auction process. The benefit to owning OTR Treasuries is that they
tend    to    produce    higher    yields    because


<PAGE 4>


they   are   often   considered   slightly  less  liquid  than  recent  issues.

U.S. agency securities provided somewhat better returns than U.S. Treasuries, partly because they were the recipients of some of the assets that were moving away from Treasuries. Toward the end of the six-month period, we decreased our Treasury exposure, choosing instead to redeploy those assets into agency securities that offered higher returns. As of June 30, 1999, approximately 15% of the portfolio's assets were allocated to agency bonds.

Another contributor to positive performance was the fund's investments in the Treasury Inflation Protection Securities market. We bought these bonds when they were selling at what we believed were inexpensive prices relative to conventional Treasury securities. In an environment characterized by growing fears of inflation, triggered by improving global economies and a rise in commodity prices, these bonds provided positive returns for the portfolio

Finally, we maintained a neutral average duration -- which is a measure of sensitivity to interest rates -- because we do not believe that investors are currently being adequately compensated for taking on the risks of longer-term securities.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

<PAGE 5>

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                                                    Principal
BONDS AND NOTES--70.1%                                                              Amount ($)                        Value ($)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--14.7%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003                                              10,000,000                         9,938,300

Federal National Mortgage Association,

   Medium-Term Notes, 6.94%, 9/5/2007                                                5,000,000                         5,012,250

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                 8,000,000  (a)                    7,811,191

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1997-20, Cl. E, 7.3%, 5/1/2017                                              713,773                           724,554

      Ser. 1998-20, Cl. E, 6.3%, 5/1/2018                                              186,644                           180,243

      Ser. 1998-20, Cl. J, 5.5%, 10/1/2018                                             235,191                           217,124

      Ser. 1998-20, Cl. L, 5.8%, 12/1/2018                                           1,476,176                         1,388,964

                                                                                                                      25,272,626

U.S. TREASURY BONDS--34.0%

   10.75%, 2/15/2003                                                                35,000,000                        40,560,450

   10.75%, 5/15/2003                                                                 5,000,000                         5,842,950

   11.75%, 2/15/2001                                                                 5,000,000                         5,485,900

   13.125%, 5/15/2001                                                                5,850,000                         6,634,660

                                                                                                                      58,523,960

U.S. TREASURY NOTES--21.4%

   5.25%, 5/15/2004                                                                 18,900,000                        18,596,277

   6.125%, 12/31/2001                                                               10,000,000                        10,111,400

   7.75%, 1/13/2000                                                                  8,000,000                         8,122,400

                                                                                                                      36,830,077

TOTAL BONDS AND NOTES
   (cost $125,031,522 )                                                                                              120,626,663


<PAGE 6>


                                                Principal
SHORT-TERM INVESTMENTS--31.5%                  Amount ($)            Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.56%, 7/1/1999                                                                   1,100,000                         1,100,000

   4.22%, 7/22/1999                                                                 11,025,000                        10,998,628

   4.45%, 8/5/1999                                                                     225,000                           224,156

   4.29%, 8/19/1999                                                                 41,820,000                        41,570,669

   4.5%, 8/26/1999                                                                     196,000                           194,671

   4.47%, 9/16/1999                                                                    131,000                           129,717

   (cost $54,221,813 )                                                                                                54,217,841
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $179,253,335)                                                   101.6%                       174,844,504

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (1.6%)                       (2,672,171)

NET ASSETS                                                                              100.0%                       172,172,333

(A)  VARIABLE RATE SECURITY-BASE INTEREST RATE SHOWN-ADJUSTMENT TO INTEREST RATE LINKED TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 7>

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                      Cost          Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           179,253,335   174,844,504

Receivable for investment securities sold                             4,902,106

Interest receivable                                                   2,867,670

Receivable for shares of Beneficial Interest subscribed                   1,200

Prepaid expenses and other assets                                        21,430

                                                                    182,636,910
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,425

Cash overdraft due to Custodian                                         376,070

Payable for investment securities purchased                           9,871,078

Payable for shares of Beneficial Interest redeemed                       65,266

Accrued expenses                                                         72,738

                                                                     10,464,577
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      172,172,333
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     193,215,263

Accumulated net realized gain (loss) on investments                 (16,634,099)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (4,408,831)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      172,172,333
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
11,938,258

NET ASSET VALUE, offering and redemption price per share ($)              14.42

SEE NOTES TO FINANCIAL STATEMENTS.

<PAGE 8>

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,880,562

EXPENSES:

Management fee--Note 3(a)                                              531,381

Shareholder servicing costs--Note 3(b)                                 233,624

Professional fees                                                       26,180

Trustees' fees and expenses--Note 3(c)                                  19,006

Registration fees                                                       10,554

Custodian fees--Note 3(b)                                               10,481

Prospectus and shareholders' reports                                     4,360

Miscellaneous                                                            2,363

TOTAL EXPENSES                                                         837,949

Less--reduction in management fee due to
  undertaking-Note 3(a)                                               (129,441)

NET EXPENSES                                                           708,508

INVESTMENT INCOME--NET                                               5,172,054
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,178,944)

Net unrealized appreciation (depreciation) on investments           (3,224,502)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,403,446)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   768,608

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 9>

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999          Year Ended
                                              (Unaudited)         December 31, 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          5,172,054           11,139,837

Net realized gain (loss) on investments       (1,178,944)              832,747

Net unrealized appreciation (depreciation)
   on investments                             (3,224,502)             (808,441)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     768,608            11,164,143
-------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,172,054)         (11,139,837)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST ($):

Net proceeds from shares sold                  26,209,293           62,426,365

Dividends reinvested                            4,224,227            8,943,065

Cost of shares redeemed                       (39,765,911)         (80,883,327)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (9,332,391)          (9,513,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,735,837)          (9,489,591)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           185,908,170          195,397,761

END OF PERIOD                                 172,172,333          185,908,170
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,791,831            4,201,259

Shares issued for dividends reinvested            289,869              604,417

Shares redeemed                                (2,719,310)          (5,463,061)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (637,610)            (657,385)

SEE NOTES TO FINANCIAL STATEMENTS.

<PAGE 10>

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Six Months Ended
                                              June 30, 1999                              Year Ended December 31,
                                                                            --------------------------------------------

                                                (Unaudited)       1998           1997          1996           1995          1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              14.78         14.77         14.82          15.14         14.55         15.75

Investment Operations:

Investment income--net                                .42           .87           .93            .90          1.03          1.15

Net realized and unrealized
   gain (loss) on investments                        (.36)           .01         (.05)          (.32)          .59         (1.20)

Total from Investment Operations                      .06            .88          .88            .58          1.62          (.05)

Distributions:

Dividends from investment
   income--net                                       (.42)         (.87)         (.93)          (.90)        (1.03)        (1.15)

Net asset value, end of period                      14.42         14.78         14.77          14.82         15.14         14.55
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      .85(a)       6.14          6.12           4.07         11.38          (.33)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .80(a)        .79           .70            .70           .65           .35

Ratio of net investment income
   to average net assets                             5.84(a)       5.91          6.29           6.04          6.90          7.61

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        .15(a)        .14           .31            .27           .29           .59

Portfolio Turnover Rate                            433.19(b)     773.31        563.77         539.38        480.44        499.11
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     172,172  185,908  195,398   187,826        188,726       172,556

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 11>


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund' s shares, which are sold to the public without a sales charge

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.


<PAGE 12>


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $14,987,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004 and $717,000 expires in fiscal 2005.

                                                             The Fund

<PAGE 13>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowing. During the period ended June 30, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through June 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of
 . 80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $129,441 during the period ended June 30, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $143,916 pursuant to the Shareholder Services Plan.


<PAGE 14>


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $40,220 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $10,481 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $612,803,301 and $645,633,732, respectively.

At June 30, 1999, accumulated net unrealized depreciation on investments was $4,408,831, consisting of $141,413 gross unrealized appreciation and $4,550,244 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

<PAGE 15>


NOTES

<PAGE 16>


                                                           For More Information

                        Dreyfus U.S. Treasury Short Term Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  081SA996